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                                                                  EXHIBIT 10.4.2

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT TO LEASE ("Amendment") is made and entered into this 27th day of March, 1998, by and between MAX KING REALTY, INC., a Delaware corporation ("Landlord") and SUPER VISION INTERNATIONAL, INC., a Delaware corporation ("Tenant").

                             W I T N E S S E T H:

     WHEREAS, Landlord and Tenant previously entered into that certain Lease (the "Lease") with an effective date of September 27, 1996, for certain commercial premises located in Orange County, Florida, and

     WHEREAS, Landlord and Tenant desire to amend the lease as provided herein.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The aforementioned recitals are true and correct and are incorporated herein by this reference.

     2. All capitalized terms used herein shall have the meaning ascribed thereto in the Lease unless otherwise defined herein.

     3.  The following provision which is contained within Paragraph 3.A of the
Lease:

         "Commencing in the fourth Lease Year, and payable monthly, the Base Rental will be increased annually by an amount equal to five (5%) percent of the Base Rental paid in the previous Lease Year, including the Base Rental to be paid during the five (5) year option as provided in Paragraph 36 hereof, should Tenant exercise its option to extend the term of this Lease."

is hereby amended in its entirety to read as follows:

         "The Base Rental which is due and payable during the fourth (4th) Lease Year shall be equal to the Base Rental which is due and payable during the third (3rd) Lease Year. Commencing with the fifth (5th) Lease Year, and payable monthly, the Base Rental will be increased bi-annually (i.e., every two (2) Lease Years) by an amount equal to five (5%) percent of the Base Rental paid in the previous Lease Year, including the Base Rental to be paid during the term of the five (5) year option as provided in Paragraph 36 hereof, should Tenant exercise its option to extend the term of this Lease. Accordingly, and by way of example, the Base Rental which is due and payable during the fifth (5th) Lease Year shall be five (5%) percent greater than the Base Rental paid during the fourth (4th) Lease Year. Similarly, the Base Rental which is due and payable during the seventh (7th) Lease Year shall be five (5%) percent greater than the Base Rental paid during the sixth (6th) Lease Year, and so forth."
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     4.  To the extent any provisions of the Lease are inconsistent with this
Amendment, this Amendment shall control and the terms of the Lease are superseded and without legal effect.

     5. Except as otherwise set forth herein, the terms and conditions of the Lease are hereby ratified and confirmed in all respects and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease Agreement the day and year first above written.

WITNESSES:                              LANDLORD:

                                        MAX KING REALTY, INC.
                                        a Delaware corporation

/s/ Deidre Chin See
----------------------------
Print Name: Deidre Chin See             By: /s/ Brett M. Kingstone
                                            --------------------------
/s/ Fritz Meyne, Jr.                    Print Name: Brett M. Kingstone
----------------------------
Print Name: Fritz Meyne, Jr.            Its:  President

                                        Dated:  3/26/98

                                        TENANT:

                                        SUPER VISION INTERNATIONAL,
                                        INC., a Delaware corporation

/s/ Deidre Chin See
----------------------------
Print Name: Deidre Chin See             By: /s/ John P. Stanney
                                            --------------------------
/s/ Fritz Meyne, Jr.                    Print Name: John P. Stanney
----------------------------
Print Name: Fritz Meyne, Jr.            Its:  President

                                        Dated: 3/26/98

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